Income Taxes - Components of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Federal and state net operating loss carryforwards	$ 60,569	$ 62,745
Capitalized research and development	22,349	22,490
Federal and state tax credit carryforwards	6,600	6,153
Other	1,313	1,200
Total deferred tax assets	90,831	92,588
Valuation allowance	(90,831)	(92,588)
Net deferred tax assets